EXHIBIT 10.3

Consent to Assignment

On behalf of the party named below, the undersigned hereby consents to the assignment by Altera International Limited, a Hong Kong corporation (“Altera Hong Kong”), of its interest in the agreement(s) listed below, including all of Altera Hong Kong’s rights and obligations under the agreement(s), to its parent, Altera International, Inc., a Cayman Islands corporation.

LIST OF AGREEMENTS

Wafer Supply Agreement dated June 26, 1995

Amendment No. 1 to Supply Agreement and to Option Agreement 1 dated October 1, 1995

Amendment of Supply Agreement (Related to the Wafer Supply Agreement June 26, 1995) dated May 16, 1997 and counter signed June 1, 1997

TSMC Customer Consigned Equipment Agreement dated November 19, 2003

This consent shall be effective as of July 3, 2004, and the undersigned acknowledges that he or she is duly authorized to sign this document on behalf of the party named below.

Taiwan Semiconductor Manufacturing Co., Ltd
Signature:	/s/ Kenneth Kin
Print Name:	Kenneth Kin
Title:	Senior Vice-President, Worldwide Marketing and Sales